AIM ETF Products Trust
(the “Trust”)
And the Trust’s series
AllianzIM U.S. Large Cap Buffer10 Apr ETF
AllianzIM U.S. Large Cap Buffer20 Apr ETF
AllianzIM U.S. Large Cap Buffer10 Jul ETF
AllianzIM U.S. Large Cap Buffer20 Jul ETF
(each a “Fund” and together the “Funds”)

Supplement, dated February 1, 2023
to each Fund’s Prospectus, dated February 1, 2023

This supplement updates certain information contained in each Fund’s prospectus and should be attached to the prospectus and retained for future reference.

As described in each Fund’s prospectus, the current investment objective of each Fund is to seek to match, at the end of the current Outcome Period, the returns of the S&P 500® Price Index, up to a specified upside Cap, while providing a Buffer against a specified level of S&P 500 Price Index losses.  At the end of each Fund’s respective current Outcome Period, each Fund will reset and commence a new Outcome Period, as shown below. Effective as of the commencement of the new Outcome Period shown below, the investment objective of each Fund will be revised to reflect that the Fund’s outcomes will be based on the share price returns of the SPDR® S&P 500® ETF Trust rather than on the returns of the S&P 500 Price Index.

Fund Name	Current Outcome Period End	New Outcome Period Start
AllianzIM U.S. Large Cap Buffer10 Apr ETF	March 31, 2023	April 1, 2023
AllianzIM U.S. Large Cap Buffer20 Apr ETF	March 31, 2023	April 1, 2023
AllianzIM U.S. Large Cap Buffer10 Jul ETF	June 30, 2023	July 1, 2023
AllianzIM U.S. Large Cap Buffer20 Jul ETF	June 30, 2023	July 1, 2023